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                           LIGHTHOUSE CONTRARIAN FUND

                                  ANNUAL REPORT










                                 August 31, 1999

                           LIGHTHOUSE CONTRARIAN FUND


September 30, 1999


Dear Shareholder,

The Lighthouse Contrarian Fund began on September 29, 1995, with an NAV of $12.00 and closed on September 30, 1999 at $10.07. Distributions since inception total $0.949

These have been the best of times and the worst of times for Contrarian investors - best in that opportunities are the most abundant in decades, worst in that rewards seem so slow in coming. After posting an average annual total return of 15.38% from inception through December, 1997, the performance of the Fund went into reverse at the hands of a small-cap bear market, plunging energy prices and collapsing gold markets during the 1998 calendar year. Thus far during 1999, changes are slowly beginning to emerge which we think are very encouraging. We will discuss some of these changes below and explain why we are excited about the potential of the Fund's portfolio as we go forward into the New Millenium.

CURRENT INVESTING CLIMATE

In the Fall of 1998, the Federal Reserve provided interest rate relief three times to steady a wobbly world financial system reeling from the collapse of the Russian economy and enormous hedge fund losses in the U.S. It has now taken back two of those rate reductions and the jury is out on whether more rate increases are ahead. A combination of the negative interest rate environment, investor fears of "Y2K", slowing earnings growth, incipient inflation signals and the plunging U.S. Dollar (especially against the Japanese Yen) has apparently caused investors to lose their appetite for equity investments. Cash flowing into mutual funds, which helped fuel the markets' rise over the past few years, is well below last year's level and shows no sign of improving. Considering the above, it is not surprising that the Dow, despite great fanfare when it crossed the 10,000 mark in late March, has made very little net progress since. Small caps, thus far, have fared no better. The Russell 2000 index of small-cap stocks is down slightly for the year.

However, the most ominous condition present today is the continued deterioration of the advance-decline line (cumulative number of stocks advancing less those declining). This indicator's level is now below the lows set in October, 1998 at the height of panic. In fact, it's at a three-year low. This shows that, despite the results portrayed by the major indexes, the great majority of stocks have been in a bear market since April, 1998. Market segmentation such as this, where a few large-cap stocks make lopsided advances as the majority of stocks retreat, is very reminiscent of the early 1970's when the "Nifty Fifty" were in demand. The Nifty Fifty consisted of about fifty glamorous, large-cap stocks which seemed invincible to investors of that day. They were valued for their ability to grow quickly, weather adversity and to basically control their own destiny. Many considered them to be "one-decision stocks", stocks to be purchased and put in a safe place, never to be sold. Names included Xerox, McDonald's, Kodak, Polaroid, Deluxe Check and others which had become so popular with investors that valuations became absurd (much like today with the Microsofts, Ciscos and AOLs of the world). As more and more investors chased the narrow performance of these few stocks, the S&P 500 became heavily tilted toward the massive capitalizations of these few issues. In late 1972, the Nifty Fifty comprised over 40% of the entire market value of the S&P 500. When the Bear Market of 1973-74 arrived, these over-valued stocks fell on average by almost 50%, some with declines of over 80%. After three years, none of the Nifty Fifty had regained their prior highs and some were still down over 50%. Although value stocks held up much better than the Nifty Fifty, they were pulled down as well, but that's where the story changes. Once investors were harshly reminded that fundamentals are still important -- that you can pay too much, even for the best company -- investing methodology and strategy returned to the basics. The recovery from the trough of the bear market was led by value stocks and that leadership and out-performance continued for the next six years leaving the Nifty Fifty far, far behind.

While there are many differences between now and the early 1970's, there are similarities too, including the stock market dynamics mentioned above, rising interest rates, and commodity price increases. Based on these factors which are further discussed below, we believe that we may once again be close to a change in how investors approach the market. "Value", which has been out of favor for more than two years, will once again take the lead from "Growth", and as contrarians, we believe we are very well positioned for that shift.

RISING COMMODITIES

Since April 1996, commodities as measured by the Commodity Research Bureau Index ("CRB Index") had fallen almost 30% through the Spring of 1999. From the oil patch to the farm to the gold mines of Nevada, times have been tough. Jobs have been lost, farms sold, chemical plants and mining properties shuttered, wells plugged, budgets cut and investments foregone. Although consumers have certainly enjoyed and have greatly benefited from this, it may be getting close to pay-back time. Surpluses created by over-capacity and weak economic conditions abroad do not last forever. As commodity producers begin to curtail supply in response to lower prices, surpluses eventually disappear and prices rise. Since the middle of July, the CRB index has risen 10.5% and shows no signs of backing off. As an example, over the last month, oil prices have risen 12.2%; wheat, up 19%; corn, up 4.9%; cotton, up 6.5%; gasoline, up 13.4%; gold, up 21%; and steel, up 6.7%. Remember, these are price increases during the last month, not last year. Furthermore, these supply cutbacks come at a time when developing economies appear to be on the mend. We believe this will foster greater commodity demand and will only hasten the return to rational commodity pricing.

As contrarians, we have been positioning the Fund to benefit from this inevitable shift for some time. As of the date of this letter, 32% of the fund is invested in areas that will benefit from a general commodity price rise - 20% in energy, 7% in gold and 5% in basic commodities such as fertilizer and other farm-related commodities. While these positions have hurt our performance in times past as we waited for the turn, they are now beginning to contribute. Still, despite the tremendous increases in commodity prices experienced thus far, many commodity-based stocks still are not reflecting the intrinsic value implied by the new, higher pricing. For example, in the energy area, Pogo Producing closed September 29 at $20.75 with oil prices approaching $25/barrel. The last time oil was at this level (late 1996/early 1997), Pogo traded close to $48/share. In other words, despite being a larger, more asset-rich company today than two years ago, it is still trading 57% lower on identical oil prices. The most likely reason for a disparity such as this is the average investors' view that commodity prices will resume their decline and that recent price hikes are only temporary. Once this view changes and the new trend is identified, stocks of commodity producing companies should become popular again.

THE STIRRING OF SMALL CAPS

Contrary to popular belief, large capitalization stocks do not consistently outperform small caps. In fact, through most of this decade, small-cap stocks handily outperformed their large-cap counterparts. From January 1991, through December 1996, the Russell 2000 Index of small-cap stocks rose 152% versus the S&P 500 large-cap index's 115% -- a 32% advantage. However, over the last two years their fortunes have dramatically reversed with the S&P 500 rising 33% while the Russell 2000 ACTUALLY DROPPED 7%. This 40% gap in performance has created huge, almost unprecedented disparities in the valuations accorded these two asset classes. For example, the 50 largest (and therefore most heavily-weighted) companies in the S&P 500 today trade, on average, in excess of

40 times estimated 1999 earnings. In contrast, we are continuing to find many companies in the small and mid-cap area trading at less than 10 times earnings, many with 20%+ earnings growth to boot. This fact is not lost on company managers. A number of companies in our portfolio have major stock buybacks underway.

The questions are obvious. What caused this situation and when will it end? The cause is really a confluence of factors from the popularity of index funds to the rise of the "do-it-yourself investor" to the rush of foreign investors to safe-haven, dollar-denominated investments during foreign market turmoil. We believe it will end when the now common practice of buying familiar names, without regard for fundamental value, finally begins to fail. Certainly, this return to reality would be energized by a violent, lengthy pullback in the favorite large-cap indexes, but it may already be happening in a more subtle way right under our noses. For instance, as of September 28, 61% of stocks that trade on the New York Stock Exchange are down for the year. Well-recognized stalwarts such as Coca Cola, Eli Lilly, Abbott Laboratories, Fannie Mae, Ford Motor, AT&T, Disney, Merck, BellSouth, Bank of America. Pfizer, Wells Fargo and Time Warner are among the year-to-date losers that are also part of the New Nifty Fifty. The main driver here is the decline of the U.S. Dollar and rising interest rates. When the Dollar declines vis a vis other currencies, it becomes more expensive for foreigners to hold our investments. Also, the recent increase in interest rates makes high valuation-stocks seem less of a "bargain". These factors, combined with an emerging recovery in foreign economies, makes re-allocation of funds away from the expensive U.S. blue chips an attractive alternative. As this important underpinning of the market begins to recede and the Blue Chips come back to earth, we should see investors begin to question whether they should reasonably expect to see multiples go back to the stratosphere again. This should be good for companies trading at low valuations even if there is a temporary "guilt-by-association" decline in all stocks. We are already seeing this scenario unfold during 1999. During the March to June period, small-cap stocks took off, leaving the large-caps in the dust as investors re-allocated funds more broadly across the market. The Fund did very well during this period. Since then, most stocks (with the notable exception of a few holdout technology stocks) have been declining and the Fund has declined along with the market. However, small-cap stocks appear to be performing better during the downturn than the typical large cap stock. We believe the Fund is well positioned to benefit from this developing trend at the point in time when stocks turn higher. In the meantime, we continue to maintain out-of-the money put positions on the major indexes should the current downturn in the markets become more problematic.

IN CONCLUSION

As we have said many times, contrarian investing works best at major turning points. Finally, signs are emerging that such a point may be near. This is encouraging as we have been as frustrated as you, our fellow shareholders, over the long dry period required of prudent investors everywhere. When trends stay in existence for this length of time and go to such extremes, it is not unusual to experience major reversals of fortune. What once worked so well in the past is the absolute worst strategy for the future. Conversely, long-ignored strategies, if well conceived and followed with discipline, eventually rise to their potential. We have followed our contrarian philosophy with discipline throughout this difficult period and will continue to do so. It has served us well throughout the years. With patience and a long-term perspective, we expect it should continue to do so in the future.

Sincerely,

/s/ Lanny C. Barbee

Lanny C. Barbee
Portfolio Manager

                           LIGHTHOUSE CONTRARIAN FUND

                        Value of $10,000 vs S&P 500 Index

                           Average Annual Total Return
                          Period Ended August 31, 1999

                      1 Year.....................  -3.78%
                      Since Inception (9/29/95)..  -1.97%

                            Lighthouse Contrarian Fund    S&P 500 w/inc
                            --------------------------    -------------
           9/29/95                    10,000                  10,000
          12/31/95                    10,068                  10,599
           3/31/96                    10,822                  11,170
           6/30/96                    11,392                  11,663
           9/30/96                    11,300                  12,029
          12/31/96                    12,970                  13,035
           3/31/97                    12,210                  13,381
           6/30/97                    12,841                  15,712
           9/30/97                    14,324                  16,891
          12/31/97                    13,813                  17,382
           3/31/98                    13,830                  19,805
           6/30/98                    12,678                  20,447
           9/30/98                    10,490                  18,418
          12/31/98                     9,303                  22,349
           3/31/99                     9,303                  23,453
           6/30/99                    10,057                  25,109
           8/31/99                     9,250                  24,202

Past performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

                           LIGHTHOUSE CONTRARIAN FUND

SCHEDULE OF INVESTMENTS AT AUGUST 31, 1999
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS: 86.0%                                    Market Value
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE EQUIPMENT: 3.8%
    19,000  AVTEAM, Inc.*.........................................  $   148,438
    18,500  BE Aerospace, Inc*....................................      320,281
                                                                    -----------
                                                                        468,719
                                                                    -----------
            AGRICULTURAL OPERATIONS: 2.2%
     9,800  Delta and Pine Land Company...........................      277,463
                                                                    -----------
            AUTO/TRUCK PARTS & EQUIPMENT: 0.7%
    11,700  OEA, Inc..............................................       81,900
                                                                    -----------
            CONSUMER GOODS - APPAREL: 6.5%
    10,000  Jones Apparel Group, Inc.*............................      259,375
    15,000  Nautica Enterprises, Inc.*............................      201,562
    11,000  Oshkosh B'Gosh, Inc., Class A.........................      177,375
    11,700  Tarrant Apparel Group*................................      171,113
                                                                    -----------
                                                                        809,425
                                                                    -----------
            CONSUMER GOODS - CONSUMER PRODUCTS: 2.6%
    23,000  Helen of Troy Ltd.*...................................      327,750
                                                                    -----------
            CONSUMER GOODS - RESTAURANTS: 2.4%
     8,000  Lone Star Steakhouse and Saloon, Inc.*................       61,000
     8,550  CEC Entertainment Inc.*...............................      238,331
                                                                    -----------
                                                                        299,331
                                                                    -----------
            CONSUMER GOODS - RETAIL, SPECIALTY: 1.6%
     6,800  Claire's Stores, Inc..................................      127,925
     5,000  Toys "R"  Us, Inc.*...................................       69,063
                                                                    -----------
                                                                        196,988
                                                                    -----------
            ENERGY - OIL, SECONDARY: 18.3%
     9,500  Anadarko Petroleum Corp...............................      323,000
     6,000  Barrett Resources Corp.*..............................      216,375
    19,200  Basin Exploration, Inc.*..............................      436,800
    30,000  Benton Oil and Gas Company*...........................       76,875
    20,000  Nuevo Energy Company*.................................      350,000

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
            ENERGY - OIL, SECONDARY, CONTINUED
    23,500  Plains Resources, Inc.*...............................  $   443,562
    20,000  Pogo Producing Company................................      417,500
                                                                    -----------
                                                                      2,264,112
                                                                    -----------
            ENERGY - SEISMIC: 1.0%
    29,000  Mitcham Industries, Inc.*.............................      125,969
                                                                    -----------
            FERTILIZERS: 2.8%
     6,200  Potash Corp...........................................      346,812
                                                                    -----------
            FOOD: 1.3%
     4,900  Suiza Foods Corp.*....................................      156,187
                                                                    -----------
            HEALTH CARE - BIOTECHNOLOGY: 3.2%
    15,200  Maxim Pharmaceuticals, Inc.*..........................      119,700
    60,000  Xoma Corp.*...........................................      273,750
                                                                    -----------
                                                                        393,450
                                                                    -----------
            HEALTH CARE - PHARMACEUTICALS: 2.9%
    16,000  GelTex Pharmaceuticals, Inc.*.........................      216,000
     7,000  ICN Pharmaceuticals, Inc..............................      145,250
                                                                    -----------
                                                                        361,250
                                                                    -----------
            HUMAN RESOURCES: 4.8%
    20,000  Labor Ready, Inc*.....................................      321,250
    16,500  RemedyTemp, Inc., Class A*............................      270,187
                                                                    -----------
                                                                        591,437
                                                                    -----------
            MEDICAL - BIOMEDICAL/GENE: 2.3%
    20,000  CryoLife, Inc.*.......................................      283,750
                                                                    -----------
            MEDICAL - DRUGS: 1.6%
     4,100  Rhone-Poulenc S.A.....................................      199,106
                                                                    -----------
            MEDICAL INSTRUMENTS: 3.6%
    16,000  Collagen Aesthetics, Inc..............................      260,000
     5,000  St. Jude Medical, Inc.*...............................      181,250
                                                                    -----------
                                                                        441,250
                                                                    -----------

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS: 1.2%
    25,000  Cohesion Technologies, Inc.*..........................  $   146,875
                                                                    -----------
            OPTICAL SUPPLIES: 1.1%
     8,600  Ocular Sciences, Inc.*................................      141,363
                                                                    -----------
            PRECIOUS METALS - GOLD MINING: 4.7%
    15,000  Barrick Gold Corp.....................................      290,625
    28,000  Placer Dome, Inc......................................      290,500
                                                                    -----------
                                                                        581,125
                                                                    -----------
            REAL ESTATE INVESTMENT: 2.2%
    13,500  Kennedy-Wilson Incorporated*..........................      105,469
     6,500  Public Storage, Inc...................................      169,000
                                                                    -----------
                                                                        274,469
                                                                    -----------
            RETIREMENT/AGED CARE: 3.4%
    17,700  Capital Senior Living Corp.*..........................      139,388
    34,700  CareMatrix Corp.*.....................................      281,938
                                                                    -----------
                                                                        421,326
                                                                    -----------
            TECHNOLOGY - SOFTWARE: 6.4%
    30,000  Informix Corp.*.......................................      218,437
     6,500  Keane, Inc.*..........................................      140,969
    14,000  Progress Software Corp.*..............................      428,750
                                                                    -----------
                                                                        788,156
                                                                    -----------
            TELEPHONE - INTEGRATED: 1.4%
     4,000  Sprint Corp...........................................      177,500
                                                                    -----------
            TRANSPORTATION - TRUCK: 4.0%
     8,600  American Freightways Corp.*...........................      180,600
    11,000  J.B. Hunt Transport Services, Inc.....................      162,937
     4,000  CNF Transportation, Inc...............................      155,750
                                                                    -----------
                                                                        499,287
                                                                    -----------
            Total Common Stocks (cost $10,726,297)................   10,655,000
                                                                    -----------

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------
Principal
  Amount    REPURCHASE AGREEMENT: 10.9%                             Market Value
--------------------------------------------------------------------------------
$1,352,000  Firstar Bank Repurchase Agreement, 3.3%, dated
            8/31/1999, due 9/1/1999, collateralized by $1,378,925
            GNMA 7.0%, due 3/20/2024 (proceeds $1,352,124)
            (cost $1,352,000).....................................  $ 1,352,000
                                                                    -----------
            Total Investment in Securities
            (cost $12,078,297+): 96.9%............................   12,007,000
                                                                    -----------
            LONG EQUITY PUT OPTIONS: 0.4%
--------------------------------------------------------------------------------
 Contracts  Index / Expiration Date / Exercise Price
--------------------------------------------------------------------------------
        50  Applied Materials, Inc./January 50*...................        8,750
       105  Citigroup Inc./January 33.38*.........................        7,547
        45  Citigroup Inc./January 43.38*.........................       16,313
        12  Gateway 2000 Inc./ September 75*......................          225
        20  Gateway 2000 Inc./ January 50*........................          750
        70  Intel Corp. / January 55*.............................        4,375
         6  KLA-Tencor Corp./ December 60*........................        3,825
        45  Micron Technology / January 40*.......................        3,656
         6  Verisign Inc./ September 65*..........................          150
                                                                    -----------
            Total Long Equity Put Options (cost $148,789).........       45,591
                                                                    -----------
            LONG INDEX PUT OPTIONS: 2.5%
--------------------------------------------------------------------------------
 Contracts  Index / Expiration Date / Exercise Price
--------------------------------------------------------------------------------
       435  OEX Leaps / December 120*.............................       87,000
       77O  EX Leaps / December 125*..............................       47,569
        10  OEX Leaps / September 690*............................        9,280
       242  S&P 500 Index / December 125*.........................       96,800
       242  S&P 500 Index Leap / December 120*....................       71,087
                                                                    -----------
            Total Long Index Put Options (cost $556,179)..........      311,736
                                                                    -----------
            Total Put Options Purchased (cost $704,968): 2.9%.....      357,327
                                                                    -----------
            Other Assets less Liabilities: 0.2%...................       20,505
                                                                    -----------
            Total Net Assets: 100.0%..............................  $12,384,832
                                                                    ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------

* Non-income producing security.

+ At August 31, 1999, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

            Gross unrealized appreciation.........................  $ 1,740,873
            Gross unrealized depreciation.........................   (2,159,811)
                                                                    -----------
              Net unrealized depreciation.........................  $  (418,938)
                                                                    ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF ASSETS AND LIABILITIES AT AUGUST 31, 1999
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $10,726,297)..........  $10,655,000
  Repurchase agreement (cost $1,352,000)..........................    1,352,000
  Put options purchased (cost $704,968)...........................      357,327
  Cash............................................................          741
  Margin deposits with brokers for options........................       59,890
  Receivables:
    Investment securities sold....................................      141,169
    Fund shares sold..............................................       25,000
    Dividends and interest........................................        2,778
  Deferred organization costs.....................................        7,237
  Prepaids expenses...............................................       23,454
                                                                    -----------
        Total assets..............................................   12,624,596
                                                                    -----------
LIABILITIES
  Payables:
    Investment securities purchased...............................      190,719
    Fund shares redeemed..........................................        2,337
  Accrued distribution fees.......................................        5,643
  Accrued advisory fees...........................................        5,416
  Accrued administration fee......................................        2,322
  Accrued audit fees..............................................       15,995
  Other accrued expenses..........................................       17,332
                                                                    -----------
        Total liabilities.........................................      239,764
                                                                    -----------
NET ASSETS........................................................  $12,384,832
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($12,384,832/1,187,521 shares outstanding;
  unlimited number of shares authorized without par value)........  $     10.43
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital.................................................  $18,890,828
  Accumulated net investment loss.................................     (120,474)
  Accumulated net realized loss on investments....................   (5,966,584)
  Net unrealized depreciation on investments......................     (418,938)
                                                                    -----------
        Net assets................................................  $12,384,832
                                                                    ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest........................................................  $   196,572
  Dividends.......................................................       88,058
                                                                    -----------
      Total income................................................      284,630
                                                                    -----------
Expenses
  Advisory fees...................................................      207,288
  Distribution fees...............................................       41,457
  Administration fees.............................................       30,000
  Registration fees...............................................       25,026
  Fund accounting.................................................       22,985
  Audit fee.......................................................       19,431
  Transfer agent fees.............................................       16,785
  Custody fees....................................................       12,451
  Reports to shareholders.........................................        9,648
  Amortization of deferred organization costs.....................        6,687
  Trustee fees....................................................        6,030
  Legal fees......................................................        5,584
  Miscellaneous...................................................        3,335
  Insurance.......................................................        2,274
                                                                    -----------
      Total expenses..............................................      408,981
      Less: expenses reimbursed ..................................      (77,321)
      Add: dividends paid on short sales..........................       17,210
                                                                    -----------
      Net expenses................................................      348,870
                                                                    -----------
           NET INVESTMENT LOSS....................................      (64,240)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain from security transactions....................    1,102,332
  Net realized loss from short sale transactions..................   (3,101,741)
  Net realized loss on put options................................   (2,024,255)
  Unrealized appreciation on investments..........................    3,388,473
                                                                    -----------
      Net realized and unrealized loss on investments.............     (635,191)
                                                                    -----------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $  (699,431)
                                                                    ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------
                                                                       Year              Year
                                                                       Ended             Ended
                                                                  August 31, 1999   August 31, 1998
                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)......................................  $   (64,240)      $    23,913
Net realized gain from security  transactions.....................    1,102,332         2,686,781
Net realized loss from short sale transactions....................   (3,101,741)       (2,992,648)
Net realized loss on put options..................................   (2,024,255)       (1,378,054)
Unrealized appreciation (depreciation) on investments.............    3,388,473        (7,371,821)
                                                                    -----------       -----------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........     (699,431)       (9,031,829)
                                                                    -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income........................................      (16,726)               --
From net realized gains...........................................           --        (1,274,545)
                                                                    -----------       -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (16,726)       (1,274,545)
                                                                    -----------       -----------
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from net change in
     outstanding shares (a).......................................   (8,642,202)        1,585,523
                                                                    -----------       -----------
      TOTAL DECREASE IN NET ASSETS................................   (9,358,359)       (8,720,851)

NET ASSETS
Beginning of year.................................................   21,743,191        30,464,042
                                                                    -----------       -----------
END OF YEAR.......................................................  $12,384,832       $21,743,191
                                                                    ===========       ===========

(a) A summary of capital shares transactions is as follows:

                                                                Year                        Year
                                                                Ended                       Ended
                                                           August 31, 1999             August 31, 1998
                                                      -------------------------    -------------------------
                                                        Shares         Value         Shares         Value
                                                      -----------   -----------    -----------   -----------
Shares sold........................................       103,469   $ 1,113,248        505,849   $ 7,844,256
Shares issued in reinvestment of distributions.....         1,589        16,385         81,339     1,271,330
Shares redeemed....................................      (920,664)   (9,771,835)      (516,994)   (7,530,063)
                                                      -----------   -----------    -----------   -----------
Net increase (decrease)............................      (815,606)  $(8,642,202)        70,194   $ 1,585,523
                                                      ===========   ===========    ===========   ===========

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

----------------------------------------------------------------------------------------------------------------
                                                                       Years Ended           September 29, 1995*
                                                             ------------------------------        through
                                                               1999        1998       1997     August 31, 1996
                                                               ----        ----       ----     ---------------
Net asset value, beginning of period.......................  $ 10.85     $ 15.76    $ 13.57        $ 12.00
                                                             -------     -------    -------        -------
Income from investment operations:
  Net investment income....................................    (0.07)       0.01       0.05          (0.09)
  Net realized and unrealized gain (loss) on investments...    (0.34)      (4.31)      2.41           1.72
                                                             -------     -------    -------        -------
Total from investment operations...........................    (0.41)      (4.30)      2.46           1.63
                                                             -------     -------    -------        -------
Less distributions:
  From investment income...................................    (0.01)         --         --             --
  From net realized gains..................................       --       (0.61)     (0.27)         (0.06)
                                                             -------     -------    -------        -------
Total distributions........................................    (0.01)      (0.61)     (0.27)         (0.06)
                                                             -------     -------    -------        -------
Net asset value, end of period.............................  $ 10.43     $ 10.85    $ 15.76        $ 13.57
                                                             =======     =======    =======        =======
Total return...............................................    (3.78%)    (28.46%)    18.22%         13.67%

Ratios/supplemental data:
Net assets, end of period (millions).......................  $  12.4     $  21.7    $  30.5        $  14.0

Ratio of expenses to average net assets:
  Before expense reimbursement.............................     2.47%       2.13%      2.24%          2.95%+
  After expense reimbursement*.............................     2.00%       2.00%      2.00%          2.00%+

Ratio of net investment income (loss) to average net assets
  Before expense reimbursement ............................    (0.85%)     (0.06%)    (0.13%)        (2.14%)+
  After expense reimbursement**............................    (0.39%)      0.08%      0.11%         (1.19%)+

Portfolio turnover rate....................................   122.00%      44.09%     21.94%         20.56%

* Commencement of operations.

+ Annualized.

** Excluding dividends paid on securities sold short representing 0.11%, 0.15%, 0.06% and 0.00% for the period ended August 31, 1999, 1998, 1997 and 1996, respectively.

See accompanying Notes to Financial Statements.

                           LIGHTHOUSE CONTRARIAN FUND

NOTES TO FINANCIAL STATEMENTS AT AUGUST 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Lighthouse Contrarian Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities. Prior to November 12, 1997, the Fund was known as the Lighthouse Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund did not meet all the requirements of the Internal Revenue Code applicable to regulated investment companies for the year ended August 31, 1999. However, there was no resultant federal tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies during the August 31, 2000 fiscal year.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares have been borne by the Fund and are being amortized on a straight-line basis over a period of five years.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended August 31, 1999, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended August 31, 1999, the Fund incurred $207,288 in advisory fees.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 2.00% of average net assets annually. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement within a three-year period from the year of reimbursement and remain in compliance with applicable limitations. For the year ended August 31, 1999, the Advisor reimbursed the Fund in the amount of $77,321. The Fund may reimburse the Advisor, pursuant to this agreement, in later years in which operating expenses for the portfolio are less than the applicable percentage limitation set forth previously for any such year. As of August 31, 1999, the cumulative expense reimbursement from the Advisor to the Fund is $237,701.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Average net assets of the Fund          Fee or fee rate
------------------------------          ---------------
Under $15 million                       $30,000
$15 to $50 million                      0.20% of average daily net assets
$50 to $100 million                     0.15% of average daily net assets
$100 to $150 million                    0.10% of average daily net assets
Over $150 million                       0.05% of average daily net assets

     For the year ended August 31, 1999, the Fund incurred $30,000 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The Plan allows that approved excess distribution costs can be resubmitted by the Distribution Coordinator in the future years, up to a maximum of three subsequent fiscal years following initial submission. No such excess costs were incurred during the current period ended. The Fund paid $41,457 in distribution costs to the Advisor as the appointed Distribution Coordinator for the year ended August 31, 1999.

                           LIGHTHOUSE CONTRARIAN FUND

--------------------------------------------------------------------------------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $18,174,032 and $18,655,003, respectively.

     Option transactions during the year ended August 31, 1999 are summarized as follows:

                                                                    Put Options
                                                                    -----------
     Options outstanding, beginning of period.....................  $ 1,072,887
     Options purchased............................................    3,315,803
     Options closed...............................................   (3,212,213)
     Options written..............................................      (21,248)
     Options expired..............................................     (450,261)
                                                                    -----------
     Options outstanding at August 31, 1999.......................      704,968
     Unrealized depreciation at August 31, 1999...................     (347,641)
                                                                    -----------
     Market value of options at August 31, 1999...................  $   357,327
                                                                    ===========
     Average fair market value of options for the year ended
       August 31, 1999............................................  $   981,910
                                                                    ===========
     Net trading losses on options for the year ended
       August 31, 1999............................................  $(2,024,255)
                                                                    ===========

NOTE 6 - REPURCHASE  AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
Lighthouse Contrarian Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lighthouse Contrarian Fund (the Fund), a series of Professionally Managed Portfolios, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 29, 1995 (commencement of operations) through August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lighthouse Contrarian Fund as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period September 29, 1995
(commencement of operations) through August 31, 1996, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP


Los Angeles, California
September 30, 1999

                                     Advisor
                       LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                         10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                        Account Inquiries (800) 282-2340

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                                ERNST & YOUNG LLP
                               725 South Figueroa
                          Los Angeles, California 90017

                                  Legal Counsel
                        PAUL, HASTINGS, JANOFSKY & WALKER
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.